EXHIBIT 10.3

Andrew T. Solomon, Esq. (S.B.N. 194352)
Emily A. Samuels, Esq. (S.B.N. 226690)
SULLIVAN & WORCESTER LLP
1290 Avenue of the Americas, 29th Fl.
New York, NY 10104
(212) 660-3000

Attorneys for Plaintiff


                          UNITED STATES DISTRICT COURT
                          SOUTHERN DISTRICT OF NEW YORK



PROFESSIONAL TRADERS FUND, LLC, a        )
New York Limited Liability Company,      )
                                         )
                  Plaintiff,             )  STIPULATION FOR ENTRY OF
                                         )  JUDGMENT AS TO DEFENDANT QUEST
         vs.                             )  MINERALS & MINING CORP.
                                         )
QUEST MINERALS & MINING CORP., a         )
Utah Corporation,                        )
                                         )
                  Defendant.             )
                                         )
                                         )
                                         )
                                         )
                                         )

         COME NOW the parties hereto, Plaintiff, PROFESSIONAL TRADERS FUND, LLC (hereinafter referred to as "PTF"), and Defendant QUEST MINERALS & MINING CORP. (hereinafter referred to as "QUEST") stipulate as follows:

         WHEREAS, PTF and QUEST desire to settle and compromise all claims, demands and causes of action they now have against each other;

         IT IS HEREBY STIPULATED AND AGREED by and between PTF and QUEST as follows:

         1. PTF shall have judgment against QUEST in the sum of three hundred fifty thousand dollars ($350,000.00), together with interest accruing at seven percent (7%) as of February 22, 2005.

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         2. The sum set forth in paragraph "1." above may be fully satisfied provided QUEST pays PTF, the sum of three hundred fifty thousand dollars ($350,000.00) plus all accrued interest thereon in accordance with the terms of that certain Amended and Restated Unit Note (the "Unit Note"), a true and correct copy of which is attached hereto as Exhibit A.

         3. All payments are to be delivered to PROFESSIONAL TRADERS FUND, LLC as follows: "1400 Old Country Road, Suite 206, Westbury, New York 11590." The address for payment may be changed upon written notice to QUEST, with a copy to QUEST's counsel, at the address provided hereunder.

         4. All payments shall be made payable to "PROFESSIONAL TRADERS FUND."

         5. Upon QUEST's default resulting from his failure to timely make any payment as set forth under the terms of the Unit Note, PTF or its attorney shall give written notice to QUEST at the address provided hereunder, and to QUEST's counsel, at the following address: "Marc Indeglia, Esq., SPECTRUM LAW GROUP, 1900 Main Street, Suite 125, Irvine, CA 92614." Thereafter, QUEST shall have ten
(10) business days to cure the default by making the required payment. If payment is not made within said ten (10) business day period, judgment may be entered in favor of PTF against QUEST in the sum of three hundred fifty thousand dollars ($350,000.00), the total amount owed together with accrued interest, attorneys' fees and costs incurred by PTF in connection with the enforcement of the Unit Note, less any sums previously paid by QUEST pursuant to this Stipulation or the Unit Note.

         6. Said request for entry of judgment may be brought by way of ex parte application with written notice being provided to QUEST and his counsel via First Class United States Mail at the addresses set forth in Paragraph 5 above (with a courtesy copy via facsimile or e-mail) at least ten (10) business days prior to the scheduled hearing and shall be supported only by the declaration of

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a duly authorized officer of PTF or PTF's counsel stating that a default in the payments set forth in Paragraph 2. above has occurred and that PTF is entitled to a judgment under the terms of the stipulation entered into between the parties hereto. Either QUEST or his counsel may, if necessary, file a counter declaration addressing either one or both of two potential issues: 1) discrepancies set forth in the supporting declaration as to notice or opportunities to cure, or 2) assertion of error(s) in accounting concerning payments actually made by QUEST or lack of credit being given toward the requested judgment.

         8. The stipulation herein shall not be filed with the court provided QUEST faithfully performs the terms and conditions set forth herein.

         9. This stipulation shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, and heirs.

         10. All parties acknowledge they have been given adequate opportunity to consult with legal counsel about the contents, and consequences of entering into, this Stipulation. Each party further acknowledges that, having consulted with or declined to consult with legal counsel, they enter into this agreement with the knowledge they are giving up procedural and substantive rights they would otherwise have.

         12. In the event that any of the provisions of this Stipulation shall be held by a court to be unenforceable, such provision will be enforced to the maximum extent permissible and the remaining portions of this Stipulation shall remain in full force and effect.

                                       QUEST MINERALS & MININNG CORP.


Dated:  February __, 2006              By: /s/ EUGENE CHIARAMONTE, JR.
                                           -------------------------------------
                                           Eugene Chiaramonte, Jr.,
                                           Vice President


                                       PROFESSIONAL TRADERS FUND, LLC

Dated:  February __, 2006              By: /s/ HOWARD BERGER
                                           -------------------------------------
                                           Howard Berger, President

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                                       SULLIVAN & WORCESTER, LLP


Dated:  February ____, 2006            By: /s/ ANDREW T. SOLOMON
                                           -------------------------------------
                                           ANDREW T. SOLOMON, Attorneys for
                                           Plaintiff, Professional Traders Fund,
                                           LLC


                                       SPECTRUM LAW GROUP, LLP


Dated:  February ____, 2006            By: /s/ MARC A. INDEGLIA
                                           -------------------------------------
                                           Marc A. Indeglia, Attorneys for
                                           Defendant Quest Minerals & Mining
                                           Corp.


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 STIPULATION FOR ENTRY OF JUDGMENT AS TO DEFENDANT QUEST MINERALS & MINING CORP.